Exhibit 99.1

NexMetals Extends Trend of Thick Massive Sulphides to 1.45 Kilometres with Visual Intercept in Hole SMD-26-219 at Selebi Main

Vancouver, British Columbia, August 17, 2026 – NexMetals Mining Corp. (TSXV: NEXM) (Nasdaq: NEXM) (“NEXM” or the “Company”) is pleased to report visual results from drill hole SMD-26-219, part of its ongoing surface drilling program targeting the Flexure Zone (“Flexure Zone”) at the Selebi Main deposit in Botswana (see Figure 1). The hole intersected multiple thick intervals of semi-massive and massive sulphide mineralization, extending the emerging high-grade mineralized trend by approximately 450 metres beyond previously reported drilling. The trend, located within the Flexure Zone and outside the 2024 Mineral Resource Estimate (“2024 MRE”), continues to demonstrate significant expansion potential. Drill core photos from SMD-26-219 are shown in Figure 2.

What You Need to Know: Emerging Thick, High-Grade Trend Extended by a Further 450 metres to 1.45 kilometres

●	Emerging High-Grade Trend Extended: Drill hole SMD-26-219 is located approximately 450 metres down-plunge of SMD-25-205 (11.05 metres of 7.31% CuEq, see news release dated February 26, 2026) and 175 metres along strike of SMD-26-213 (22.90 metres of 3.02% CuEq). The new visual intercept provides further evidence that the emerging thick, high-grade mineralized trend continues at depth and extends well beyond the 2024 MRE.
●	Strong Visual Sulphide Mineralization in Two Zones: Hole SMD-26-219 intersected multiple intervals of sulphide mineralization, including a 20.0 metre mineralized zone that includes 1.6 meters of massive sulphides in the Main Zone and a 7.55 metre interval that includes 6.60 metres of massive sulphides in the Lower Zone.
●	Unlocking Footwall Potential: The 6.60 metre interval of massive sulphides, from 1,910.15 to 1,916.75 metres in the lower zone correlates with the lower zone interval in SMD-26-213 (7.45 m of 2.52% Cu and 1.54 % Ni) located 175 metres along strike, suggesting an extensive system.
●	Continued Evidence of Mineralized Continuity: Together with previously reported drill holes, SMD-26-219 provides further evidence that both the Main Zone and Lower Zone host thick, continuous sulphide mineralization over a significant distance within the Flexure Zone.
●	Assays Pending: Assays are pending for all intervals and will be reported once received and validated.
●	BHEM Highlights Continued Exploration Potential Toward Selebi North: Borehole electromagnetic survey (“BHEM”) results show that the conductor that correlates with the lower zone mineralization continues both down-dip and down-plunge toward Selebi North.

Why This Matters

●	Previous drilling established an emerging trend of high-grade assay results within the Flexure Zone.
●	Hole SMD-26-219 extends that interpreted trend by approximately 450 metres and contains visual sulphide mineralization consistent with previously reported mineralized intervals.
●	While assays are pending, the continuity of thick sulphide mineralization over increasing distances, with holes spaced at nominal 200-to-300-metre intervals, continues to support the Company’s interpretation that the Flexure Zone at Selebi Main has significant potential for resource growth beyond the 2024 MRE.

Next Steps

●	The 2026 Mineral Resource Estimate (“2026 MRE”) remains on track for completion in the third quarter of 2026. Drill holes completed subsequent to the resource cut-off date of July 31, including SMD-26-219, will not be included in the 2026 MRE but continue to support the Company’s strategy of expanding the Selebi resource base through ongoing exploration success.
●	The Company has engaged TECT Geological Consulting to develop an integrated three-dimensional geological and structural model for Selebi North and Selebi Main. The model is expected to enhance the Company’s understanding of the geological controls of mineralization across the mining license, support future resource growth and improve drill targeting of thicker, higher-grade zones, and identify potential regional exploration targets.

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Sean Whiteford, CEO and Director of the Company, commented: “While assays are still pending, we’re extremely encouraged by the thickness and continuity of the sulphide mineralization we’re seeing in SMD-26-219. Together with our previously reported assay results, this hole continues to strengthen our confidence that we’re defining a significant mineralized trend well beyond the 2024 MRE. It’s particularly exciting because we have reached the cut-off date for the 2026 MRE, meaning this latest hole represents upside beyond the upcoming resource update.

As drilling continues, we’re accelerating our geological and structural modelling to better understand the evolving geometry of the system. Each new hole is refining our understanding of how the mineralization develops at depth and how the deposits relate to one another. That work is essential not only to support future resource growth, but also to ensure that conceptual redevelopment plans for the Selebi Mines Project will be based on the strongest possible geological understanding of the system.”

N
Underground Workings
Main Zone
Lower Zone
SMD-22-009a
9.35m of 5.77% CuEq
(3.01% Cu, 1.34% Ni)
sd119 (1992 BCL Hole)
34.20m of 7.21% CuEq
(3.30% Cu, 1.90% Ni)
SMD-22-001
6.90m of 8.33% CuEq
(3.76% Cu, 2.22% Ni)
SMD-22-006a-W2
6.80m of 4.99% CuEq
(2.35% Cu, 1.28% Ni)
SMD-26-212-W1
Main Zone
11.15m of 7.65% CuEq
(3.09% Cu, 2.21% Ni)
Lower Zone
13.45m of 2.14% CuEq
(0.93% Cu, 0.59% Ni)
SMD-25-205
11.05m of 7.31% CuEq
(3.00% Cu, 2.09% Ni)
Interpreted Kilometre-Scale Trend of
Thick, High-Grade Massive Sulphides
450m
SMD-26-219
Main Zone
20.00m Mineralized Interval
incl. 1.80m of Massive Sulphides
Lower Zone
7.55m Mineralized Interval
incl. 6.60m of Massive Sulphides
Flexure Zone
700m x 700m Super Conductor
BHEM Plate
sd144x *NSA
*NSA = No Significant Assays
SMD-26-209
10.40m of 6.82% CuEq
(3.09% Cu, 1.83% Ni)
SMD-26-213
Main Zone
2.80m of 3.76% CuEq
(0.49% Cu, 1.59% Ni)
incl. 1.65m of 5.49% CuEq
(0.74% Cu, 2.31% Ni)
Lower Zone
22.90m of 3.02% CuEq
(1.35% Cu, 0.81% Ni)
incl. 7.45m of 5.69% CuEq
(2.52% Cu, 1.54% Ni)
Drilling / Assays
Released Visuals
2025-2026 Drilling
2022 Drilling
Historic Drilling Extended
Historic Drilling
NI-43-101 Resources (2024 MRE)
Selebi Main Inferred
Geophysical Models
Modeled Conductive Mineralization
0 250 500 m
Plunge +50
Azimuth 030

Figure 1: Inclined long section of Selebi Main highlighting the location of drill hole SMD-26-219 relative to the 2024 MRE and the expansion of the Flexure Zone. The 2024 Inferred Resource reference in Figure 1 is presented in accordance with NI 43-101, which may not be identical to Inferred Resource references under SK-1300.

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MAIN ZONE 1.60 m of massive sulphides

LOWER ZONE 6.60 m of massive sulphides

Figure 2: SMD-26-219 Core photos.

Detailed Drilling and BHEM Information

SMD-26-219, completed to 1958.5 metres is the most recent hole to intersect mineralization at the Flexure Zone. This hole was planned as a step-out in the direction of Selebi North and also tested the down-plunge extension of the interpreted trend of thick high grade massive sulphide mineralization.

SMD-26-219 intersected multiple intervals of massive, semi-massive and disseminated mineralization. The Main Zone is seen as a 20.0 metre wide weakly to moderately mineralized interval from 1858.50 to 1878.50 metres and contains two narrow intervals of massive sulphides. The lower zone is represented by a 7.55 metre mineralized interval containing a 6.60 metre interval dominated by massive sulphides.

The lower zone intersection represents the most significant interval of massive sulphides seen in the lower zone and the massive sulphide zone is similar to the lower zone intersection in SMD-26-213 (7.45 m of 2.52% Cu, 1.54% Ni, see news release July 22, 2026). The distance between these two holes is 175 metres.

The hole was surveyed with BHEM and results show a strong off-hole anomaly corresponding to the Main Zone that indicates a strong conductor immediately up-plunge. The lower Zone shows a large in-hole response with the conductor extending both down-dip and down-plunge toward Selebi North.

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Table 1: 2026 Surface Drilling Results

Hole-ID	From (m)	To (m)	Length (m)[1]	Cu (%)	Ni (%)	Co (%)[2]	Zone	CuEq (%)[3]
SMD-26-219	1858.50	1878.50	20.00	Ap4	Ap4	Ap4	Main Zone	Ap4
including	1861.20	1868.00	9.50	Ap4	Ap4	Ap4	Main Zone	Ap4
*including	1681.20	1862.80	1.60	Ap4	Ap4	Ap4	Main Zone	Ap4
*including	1864.20	1864.75	0.55	Ap4	Ap4	Ap4	Main Zone	Ap4
and	1873.00	1878.50	5.00	Ap4	Ap4	Ap4	Main Zone	Ap4
SMD-26-219	1909.20	1916.75	7.55	Ap4	Ap4	Ap4	Lower Zone	Ap4
including	1910.15	1916.75	6.60	Ap4	Ap4	Ap4	Lower Zone	Ap4
*including	1910.15	1912.75	2.60	Ap4	Ap4	Ap4	Lower Zone	Ap4
*and	1913.25	1916.75	3.50	Ap4	Ap4	Ap4	Lower Zone	Ap4

1Length refers to drillhole length and not true width. True widths are estimated where density of drilling is sufficient for an estimation. Some true widths cannot be estimated due to insufficient drill density.

2Co is not included in the MRE as cobalt analyses are not consistently available throughout the deposit.

3CuEq was calculated using the formula CuEq=Cu+2.06*Ni assuming long-term prices of US$10.50/lb Ni and US$4.75/lb Cu, and nickel and copper recoveries of 72.0% and 92.4%, respectively, derived from metallurgical studies which consider a conceptual bulk concentrate scenario.

4Assays pending

Table 2: Surface Drilling Collar Information

HOLE ID	UTM East	UTM North	Elevation	Dip	True North Azimuth	Hole Length (m)	Comment
SMD-26-219	582660	7564014	904	-75.1	111.0	1956.8	Proposed collar

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, V.P. Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

Quality Control

The program is being executed using three company-owned underground Zinex U5 drills which were converted into surface A5 drills, and two Marcotte HTM2500 drills purchased by the Company capable of drilling to depths of 2,550 metres (NQ core).

Drill core samples are either NQ (47.75 mm diameter) or BQ (36.40 mm diameter). All samples are ½ core samples cut by a diamond saw on site and the remaining half of the core is retained for reference purposes. Samples are generally 1.0 to 1.5 metre intervals or less at the discretion of the site geologists. Sample preparation and lab analysis was completed at ALS Geochemistry in Johannesburg, South Africa. Commercially prepared Blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81). Analyses for Pt, Pd, and Au are by fire assay (30 grams nominal sample weight) with an ICP-AES finish (PGM-ICP23).

Holes are numbered as follows: SMD (Selebi Main Deposit) + year + hole number starting at 201.

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BHEM Surveys

The BHEM surveys at Selebi utilize the Crone PEM system operated by local Botswana staff. Survey data is collected using a 3-component fluxgate probe collecting full waveform data. Surveys have been collected using timebases between 50 and 1000ms (0.25 Hz to 5 Hz). The data has been processed to a calculated residual step response to better quantify the conductive sources. This added processing has proven to be highly valuable because of the size of the highly conductive mineralized system.

Technical Report

The 2024 MRE on the Selebi Mines is supported by the technical report entitled “Technical Report, Selebi Mines, Central District, Republic of Botswana” dated September 20, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report”), and the technical report summary entitled “S-K 1300 Technical Report Summary Selebi Mines, Central District, Republic of Botswana, Premium Resources Ltd.” dated December 17, 2024 (with an effective date of June 30, 2024) (the “Selebi Technical Report Summary”), each prepared by SLR Consulting (Canada) Ltd. for NEXM. Reference should be made to the full text of the Selebi Technical Report, which was prepared in accordance with NI 43-101 and is available on SEDAR+ (www.sedarplus.ca) and the Selebi Technical Report Summary, which was prepared in accordance with Subpart 1300 of Regulation S-K and is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

Advance Notice Policy

The Company also announces that the board of directors (the “Board”) has approved an advance notice policy (the “Policy”) setting out the requirements for shareholders who wish to nominate persons for election as directors of the Company at any annual or special meeting of shareholders.

The Policy is being adopted in furtherance of good corporate governance and to ensure that all shareholders, including those participating by proxy rather than in person, receive adequate notice and information with respect to director nominations so as to exercise their voting rights in an informed manner. The Policy fixes a deadline by which shareholders must submit nominations to the Company prior to any annual or special meeting of shareholders and establishes the form and content of the notice that shareholders must provide to the Company in connection with such nominations.

The Board believes that the Policy is consistent with best practices among publicly listed companies and promotes orderly and efficient meetings by providing the Company and its shareholders with a clear and transparent framework governing the nomination of directors. A copy of the Policy is available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on the Company’s website at https://nexmetalsmining.com/.

The Policy will be placed before shareholders for ratification at the next annual meeting of shareholders. Further details regarding the advance notice requirements in the Policy will be included in the management information circular to be prepared and mailed to shareholders in connection with such meeting.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a TSX.V and NASDAQ listed mineral exploration and development company focused on redeveloping the past-producing Selebi and Selkirk copper-nickel-cobalt-platinum group element mines in Botswana. NexMetals has confirmed the scale of mineralization is larger than historical estimates, supported by NI 43-101- and Regulation S-K 1300-compliant resource estimates, with ongoing down-hole geophysics, drilling, and metallurgical programs aimed at expanding resources and supporting future economic studies. The Company is led by an experienced management and technical team with a proven track record in global mineral projects, emphasizing disciplined execution, transparent governance, and long-term stakeholder value creation.

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For further information about NexMetals Mining Corp., please contact:

Sean Whiteford

CEO

info@nexmetalsmining.com

1-866-794-NEXM (6396)

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company, including the expansion potential of the Selebi Main system and the scale and continuity thereof; the expansion potential within the Flexure Zone and the Company’s interpretation that the Flexure Zone has significant potential for resource growth beyond the 2024 MRE; the receipt of pending assay results and the timing and results thereof; the Company’s belief that the combination of massive, semi-massive and disseminated sulphides indicates a strong sulphide system with potential for scale, particularly when integrated with ongoing BHEM targeting; the expected timing of completion of the 2026 MRE in Q3 2026; the Company’s belief in the benefits of its data-driven exploration approach; the anticipated benefits of TECT Geological Consulting’s model, including enhancement of the Company’s understanding of the geological controls of mineralization across the mining license, support for future resource growth and improvement of drill targeting of thicker, higher-grade zones, and the identification of potential regional exploration targets; and future resource modelling and potential mine planning. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the SEC on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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